UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund:  BlackRock Funds

BlackRock Multi-Asset Real Return Fund

BlackRock Strategic Risk Allocation Fund

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

  Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 07/31/2015

Date of reporting period: 07/31/2015

Item 1 – Report to Stockholders

JULY 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

▶   BlackRock Multi-Asset Real Return Fund

▶   BlackRock Strategic Risk Allocation Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select "Access Your Account"

3. Next, select "eDelivery" in the "Related Resources" box and follow the sign-up instructions

2	BLACKROCK FUNDS	JULY 31, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks between regions were the broader themes underlying market conditions during the 12-month period ended July 31, 2015. The period began with investors caught between the forces of low interest rates and an improving U.S. economy, high asset valuations, oil price instability and lingering geopolitical risks in Ukraine and the Middle East. As U.S. growth picked up considerably in the fourth quarter of 2014, the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite uncertainty as to when the Federal Reserve (the “Fed”) would raise short-term interest rates. International markets continued to struggle even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, sparking a sell-off in energy-related assets and putting stress on emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path, although meaningful strength in the labor market underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse and investors feared the consequences should Greece leave the eurozone. Adding to global worries was a massive correction in Chinese equity prices despite policymakers’ attempts to stabilize the market. As these concerns abated in the later part of July, developed markets rebounded with the help of solid corporate earnings. Emerging markets, however, continued to slide as Chinese equities remained highly volatile and growth estimates for many emerging economies were revised lower. Bond markets moved back into positive territory as softer estimates for global growth and the return of falling commodity prices caused yields to move lower.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.55%	11.21%
U.S. small cap equities (Russell 2000® Index)	6.98	12.03
International equities (MSCI Europe, Australasia, Far East Index)	7.19	(0.28)
Emerging market equities (MSCI Emerging Markets Index)	(4.76)	(13.38)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.00	0.01
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	(3.64)	5.32
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(1.47)	2.82
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.97)	3.50
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.27	0.37

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2015	BlackRock Multi-Asset Real Return Fund

Investment Objective

BlackRock Multi-Asset Real Return Fund’s (the “Fund”) investment objective is to seek to generate returns in excess of the actual rate of inflation over a complete market cycle.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2015, the Fund underperformed both benchmarks, the Barclays U.S. Treasury Inflation Protected Securities (“TIPS”) Index and the U.S. Consumer Price Index.

What factors influenced performance?

•

The Fund’s commodity-related exposures, in particular energy, gold, and Master Limited Partnerships (“MLPs”), were the largest detractors from performance during the period. Commodity prices came under severe pressure in the second half of 2014 and early 2015 as a glut in supply resulted in a precipitous drop in oil prices.

•

The most significant contributors to performance included exposure to domestic health care and financials stocks, as both sectors outperformed the market. Additionally, an equity wage basket (i.e., stocks positioned to benefit from wage inflation and increasing economic activity in the United States) aided performance due to a modest uptick in domestic wages. Within fixed income, exposure to floating rate bonds and high yield credit default swaps also supported performance.

Describe recent portfolio activity.

•

During the second half of 2014, the Fund reduced exposure to energy-related securities by one third and increased its positioning within health care and financials to be more aligned with positive U.S. growth expectations and a weaker global commodities outlook. Additionally, the Fund introduced its equity wage basket, funded by reducing exposure to energy and health care holdings. During 2015, the Fund’s position in floating rate loans was reduced in favor of greater exposure to TIPS. Positions designed to protect against a significant uptick in U.S. interest rates were eliminated, given softer economic data and a high likelihood of the gradual normalizing of financial conditions.

•

The Fund employs derivatives as part of its investment strategy. During the period, derivative positions included total return swaps on the Bloomberg Commodity Index and the S&P GSCI Commodity Index, both of which detracted as commodities moved broadly lower over the period. Additionally, the Fund held U.S. Treasury futures to help adjust portfolio duration and a high yield credit default swap index to express a view on high yield credit without any underlying interest rate exposure. These positions did not have a material impact on performance during the period.

•	Cash was used to offset the Fund’s derivative exposure. The Fund’s cash position did not have a material impact on performance.

Describe Fund positioning at period end.

•

At period end, the Fund was diversified across the following asset classes: TIPS, floating rate loans, high yield, equities, commodities, real estate investment trusts (“REITs”) and MLPs. The Fund continues to be positioned as a diversified, tactical multi-asset strategy that seeks to generate positive real returns with less volatility than single asset class solutions.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Investment Companies	47%
U.S. Treasury Obligations	37
Common Stocks	16

Ten Largest Holdings	Percent of Long-Term Investments

U.S. Treasury Inflation Indexed Notes	28%
BlackRock Floating Rate Income Portfolio, Institutional Class	19
Financial Select Sector SPDR Fund	11
U.S. Treasury Inflation Indexed Bonds	10
Health Care Select Sector SPDR Fund	9
iShares Gold Trust	4
Energy Select Sector SPDR Fund	3
Enterprise Products Partners LP	—	[1]
Shell Midstream Partners LP	—	[1]
Apple, Inc.	—	[1]

[1]	Less than 1% of long-term investments.

4	BLACKROCK FUNDS	JULY 31, 2015

BlackRock Multi-Asset Real Return Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in the following major categories: TIPS, equity securities, commodity-related securities, REITs, MLPs and bonds.

[3]	An unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury.

[4]	A measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

[5]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2015
		Average Annual Total Returns[6]
		1 Year		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	0.21%	(5.99)%	N/A	1.13%	N/A
Investor A	0.10	(6.30)	(11.22)%	0.83	(1.25)%
Investor C	(0.31)	(6.95)	(7.85)	0.12	0.12
Barclays U.S. TIPS Index	(2.52)	(1.56)	N/A	(2.04)	N/A
U.S. Consumer Price Index	1.63	0.12	N/A	1.39	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 27, 2012.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During the Period[8]	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,002.10	$3.97	$1,000.00	$1,020.83	$4.01	0.80%
Investor A	$1,000.00	$1,001.00	$5.21	$1,000.00	$1,019.59	$5.26	1.05%
Investor C	$1,000.00	$996.90	$8.91	$1,000.00	$1,015.87	$9.00	1.80%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal period divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2015	5

Fund Summary as of July 31, 2015	BlackRock Strategic Risk Allocation Fund

Investment Objective

BlackRock Strategic Risk Allocation Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended July 31, 2015, the Fund’s Institutional Shares returned 2.24%, while the Investor A Shares returned 1.97% and the Investor C Shares returned 1.32%. For the same period, a blend of 60% MSCI World Index Hedged USD Net/40% Barclays U.S. Aggregate Bond Index returned 8.22%.

What factors influenced performance?

•

The Fund has a global multi-asset strategy designed to balance sources of risk and return more optimally than traditional asset allocation portfolios. The Fund determines the appropriate allocation across classes by seeking a balance of exposure to risks such as interest rate, credit, inflation, liquidity, economic and emerging market risks.

•

The performance of the blend of 60% MSCI World Index Hedged USD Net/40% Barclays U.S. Aggregate Bond Index is primarily determined by the performance of equity markets. Measured in terms of risk rather than dollars, the comparative index has an allocation of approximately 90% in equities and 10% in bonds.

•

The Fund’s commodities exposure negatively impacted the Fund’s return for the period, driven in large part by a sharp decline in crude oil prices. Emerging market debt and emerging market equities also detracted from performance. Volatility strategies detracted to a lesser degree.

•

From an asset class perspective, the largest positive contributor to performance was exposure to developed market sovereign debt, followed by small-cap equities. Inflation-linked government debt and large cap equities also contributed. In addition, the Fund made substantial gains from its currency hedging policy as the dollar rallied strongly over other currencies.

•

The Fund uses derivatives as a part of its investment strategy. Derivatives are used by the Fund as a means of taking long-term positions in global markets and to achieve and/or manage various risk exposures, which may include economic, interest rate, emerging markets, credit, inflation and liquidity risks. During the period, the Fund’s derivatives positions, designed to protect against any rapid rise in U.S. interest rates, had a negative impact on returns as rates declined.

•	The Fund held cash in reserve in order to meet any potential margin calls. The cash balance did not have a material impact on performance.

Describe recent portfolio activity.

•

From a broad perspective, the Fund reduced overall exposure to risk between mid-October and mid-January in response to higher volatility and falling investor sentiment in the wake of the collapse in oil prices and the prospect of a global economic slowdown. The investment team returned the Fund’s risk level to its long-term target around the time the European Central Bank announced plans for purchases of government bonds in support of the region’s economy.

•

Investor sentiment again deteriorated sharply in July 2015, leading the Fund to reduce its overall risk level at mid-month. The collapse in Chinese equities, persistent concerns about Greece, and renewed downward pressure on energy prices signaled market fragility and contributed to this decision. As at the end of the period, the Fund continues to hold this reduced market exposure.

Describe Fund positioning at period end.

•

At period end, the Fund continued to seek to deliver absolute returns by balancing risks between bonds, equities and diversifying strategies. At the end of the period, the portfolio was underweight exposure to real (i.e. after inflation) interest rates, based on the view that real rates are likely to experience low returns and higher volatility as global interest rate expectations start to rise. The Fund remains balanced and continues to have protection in place against possible spikes in U.S. interest rates. Equities and fixed income each represented about 42% of total risk, with the remaining 16% of risk represented by volatility and commodities allocations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Foreign Government Obligations	82%
Investment Companies	18

Portfolio Holdings	Percent of Long-Term Investments

Sweden Inflation Linked Bond	21%
Australia Government Inflation Linked Bond	19
iShares TIPS Bond ETF	18
Republic of France Inflation Linked Bond	15
United Kingdom Gilt Inflation Linked Bond	11
Canadian Government Inflation Linked Bond	11
Deutsche Bundesrepublik Inflation Linked Bond	5

6	BLACKROCK FUNDS	JULY 31, 2015

Fund Summary as of July 31, 2015	BlackRock Strategic Risk Allocation Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests in a broad range of global asset classes, such as equity securities, fixed and floating rate debt instruments, derivatives, other investment companies, REITs and commodity-related instruments.

[3]	This customized weighted index is comprised of the returns of the 60% MSCI World Index Hedged USD Net/40% Barclays U.S. Aggregate Bond Index.

[4]

An index composed of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States and calculated with net dividends reinvested daily on the ex-dividends date 100% hedged to USD using 1-month forward exchange rates.

[5]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[6]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2015
		Average Annual Total Returns[7]
		1 Year		Since Inception[8]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(0.40)%	2.24%	N/A	2.99%	N/A
Investor A	(0.60)	1.97	(3.39)%	2.72	0.60%
Investor C	(0.81)	1.32	0.33	1.96	1.96
60% MSCI World Index Hedged USD Net/40% Barclays U.S. Aggregate Bond Index	3.76	8.22	N/A	10.82	N/A
MSCI World Index Hedged USD Net	7.28	11.81	N/A	17.19	N/A
Barclays U.S. Aggregate Bond Index	(1.47)	2.82	N/A	1.65	N/A

[7]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[8]	The Fund commenced operations on December 27, 2012.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During the Period[9]	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000.00	$996.00	$4.95	$1,000.00	$1,019.84	$5.01	1.00%
Investor A	$1,000.00	$994.00	$6.18	$1,000.00	$1,018.60	$6.26	1.25%
Investor C	$1,000.00	$991.90	$9.83	$1,000.00	$1,014.93	$9.94	1.99%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal period divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2015	7

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2015 and held through July 31, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	BLACKROCK FUNDS	JULY 31, 2015

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment, and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	9

Consolidated Schedule of Investments July 31, 2015	BlackRock Multi-Asset Real Return Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Air Freight & Logistics — 0.0%
CH Robinson Worldwide, Inc.	235	$16,485
Automobiles — 0.1%
Ford Motor Co.	2,010	29,808
General Motors Co.	644	20,292
Harley-Davidson, Inc.	316	18,423

		68,523
Banks — 0.2%
Bank of America Corp.	2,483	44,396
Citigroup, Inc.	519	30,341
JPMorgan Chase & Co.	709	48,588

		123,325
Beverages — 0.0%
Monster Beverage Corp. (a)	138	21,190
Biotechnology — 0.2%
Alexion Pharmaceuticals, Inc. (a)	32	6,318
Amgen, Inc.	112	19,778
Biogen, Inc. (a)	66	21,039
Celgene Corp. (a)	222	29,138
Gilead Sciences, Inc.	536	63,173
Regeneron Pharmaceuticals, Inc. (a)	10	5,537

		144,983
Capital Markets — 0.2%
Affiliated Managers Group, Inc. (a)	15	3,119
Ameriprise Financial, Inc.	91	11,436
Franklin Resources, Inc.	226	10,294
The Goldman Sachs Group, Inc.	456	93,512

		118,361
Chemicals — 0.2%
CF Industries Holdings, Inc.	375	22,200
The Dow Chemical Co.	803	37,789
LyondellBasell Industries NV, Class A	733	68,777
Monsanto Co.	110	11,208
The Mosaic Co.	326	13,998

		153,972
Communications Equipment — 0.1%
Cisco Systems, Inc.	1,282	36,434
QUALCOMM, Inc.	765	49,258

		85,692
Consumer Finance — 0.0%
American Express Co.	31	2,358

Common Stocks	Shares	Value
Diversified Consumer Services — 0.0%
H&R Block, Inc.	379	$12,617
Diversified Financial Services — 0.1%
Berkshire Hathaway, Inc., Class B (a)	60	8,564
CME Group, Inc.	330	31,693
Intercontinental Exchange, Inc.	7	1,596
The NASDAQ OMX Group, Inc.	37	1,888

		43,741
Diversified Telecommunication Services — 0.1%
AT&T, Inc.	725	25,174
Verizon Communications, Inc.	647	30,273

		55,447
Electric Utilities — 0.1%
NextEra Energy, Inc.	354	37,241
Food & Staples Retailing — 0.3%
Costco Wholesale Corp.	723	105,052
CVS Health Corp.	259	29,130
Sysco Corp.	950	34,495

		168,677
Food Products — 0.2%
Archer-Daniels-Midland Co.	1,148	54,438
The JM Smucker Co.	257	28,704
The Kraft Heinz Co.	395	31,391

		114,533
Health Care Equipment & Supplies — 0.0%
Intuitive Surgical, Inc. (a)	10	5,332
Health Care Providers & Services — 0.4%
Aetna, Inc.	237	26,774
AmerisourceBergen Corp.	762	80,582
Anthem, Inc.	234	36,099
Cardinal Health, Inc.	420	35,692
Express Scripts Holding Co. (a)	458	41,252
McKesson Corp.	277	61,098
UnitedHealth Group, Inc.	37	4,492

		285,989
Hotels, Restaurants & Leisure — 0.0%
Hilton Worldwide Holdings, Inc.	672	18,043
Household Durables — 0.1%
DR Horton, Inc.	716	21,258
Lennar Corp., Class A	14	743
PulteGroup, Inc.	308	6,382

		28,383

Portfolio Abbreviations
ASX	Australian Securities Exchange	ILS	Israeli Shekel	RUB	Russian Ruble
AUD	Australian Dollar	INR	Indian Rupee	S&P	Standard & Poor’s
BRL	Brazilian Real	JPY	Japanese Yen	SEK	Swedish Krona
CAD	Canadian Dollar	KRW	Korean Won	SGD	Singapore Dollar
CBOE	Chicago Board Option Exchange	LIBOR	London Interbank Offered Rate	SPDR	Standard & Poor’s Depositary Receipts
CHF	Swiss Franc	LP	Limited Partnership	SPI	Share Price Index Futures
ETF	Exchange-Traded Fund	MYR	Malaysian Ringgit	TIPS	Treasury Inflation Protected Securities
EUR	Euro	NOK	Norwegian Krone	TOPIX	Tokyo Stock Price Index
FTSE	Financial Times Stock Exchange	NZD	New Zealand Dollar	TWD	Taiwan New Dollar
GBP	British Pound	REIT	Real Estate Investment Trust	USD	U.S. Dollar
HKD	Hong Kong Dollar

See Notes to Consolidated Financial Statements.

10	BLACKROCK FUNDS	JULY 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Multi-Asset Real Return Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Household Products — 0.1%
The Procter & Gamble Co.	561	$43,029
Independent Power and Renewable Electricity Producers — 0.0%
NRG Energy, Inc.	51	1,145
Industrial Conglomerates — 0.1%
General Electric Co.	2,668	69,635
Insurance — 0.5%
ACE Ltd.	114	12,400
Aflac, Inc.	1,785	114,329
American International Group, Inc.	240	15,389
The Chubb Corp.	284	35,310
Genworth Financial, Inc., Class A (a)	766	5,370
Lincoln National Corp.	284	15,995
MetLife, Inc.	266	14,827
Torchmark Corp.	903	55,634
XL Group PLC	1,131	43,001

		312,255
Internet & Catalog Retail — 0.2%
Amazon.com, Inc. (a)	93	49,862
Netflix, Inc. (a)	427	48,810
The Priceline Group, Inc. (a)	11	13,679

		112,351
Internet Software & Services — 0.4%
Equinix, Inc.	71	19,803
Facebook, Inc., Class A (a)	538	50,577
Google, Inc., Class A (a)	127	83,503
Google, Inc., Class C (a)	118	73,822

		227,705
IT Services — 0.2%
MasterCard, Inc., Class A	463	45,096
Visa, Inc., Class A	1,312	98,846

		143,942
Leisure Products — 0.0%
Hasbro, Inc.	56	4,409
Machinery — 0.1%
PACCAR, Inc.	654	42,405
Pentair PLC	220	13,378

		55,783
Media — 0.1%
Discovery Communications, Inc., Class C (a)	53	1,606
Scripps Networks Interactive, Inc., Class A	168	10,513
Time Warner, Inc.	102	8,980
Twenty-First Century Fox, Inc., Class A	962	33,179
Viacom, Inc., Class B	464	26,448

		80,726
Multiline Retail — 0.0%
Kohl’s Corp.	205	12,571
Multi-Utilities — 0.0%
Public Service Enterprise Group, Inc.	112	4,667
Oil, Gas & Consumable Fuels — 3.9%
Anadarko Petroleum Corp.	206	15,316
Antero Midstream Partners LP	910	24,279
Apache Corp.	46	2,110
Cabot Oil & Gas Corp.	50	1,308
Chevron Corp.	628	55,565

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Columbia Pipeline Partners LP	3,490	$81,806
ConocoPhillips	327	16,461
Delek Logistics Partners LP	1,770	75,101
Dominion Midstream Partners LP	3,390	119,057
Enable Midstream Partners LP	720	11,779
Energy Transfer Equity LP	1,380	41,510
Energy Transfer Partners LP (a)	1,270	65,024
Enterprise Products Partners LP	7,810	221,257
EOG Resources, Inc.	606	46,777
EQT Midstream Partners LP	960	75,629
Exxon Mobil Corp.	1,650	130,697
Genesis Energy LP	2,000	88,780
Kinder Morgan, Inc.	1,850	64,084
Magellan Midstream Partners LP	2,560	180,224
Marathon Oil Corp.	886	18,615
Marathon Petroleum Corp.	134	7,326
MarkWest Energy Partners LP	2,970	194,357
MPLX LP	1,280	71,283
Murphy Oil Corp.	61	2,000
ONEOK Partners LP	1,120	36,277
ONEOK, Inc.	843	31,857
PBF Logistics LP	520	11,908
Phillips 66	565	44,918
Phillips 66 Partners LP	570	35,517
Plains All American Pipeline LP	2,440	101,870
QEP Resources, Inc.	98	1,360
Rose Rock Midstream LP	410	16,339
Shell Midstream Partners LP	4,780	202,959
Sunoco Logistics Partners LP	2,870	107,395
Targa Resources Corp.	190	16,806
Targa Resources Partners LP	1,170	43,805
Tesoro Corp.	92	8,955
Tesoro Logistics LP	1,205	63,205
Valero Energy Corp.	335	21,976
Valero Energy Partners LP	830	38,985
The Williams Cos., Inc.	200	10,496
Williams Partners LP	2,875	132,624

		2,537,597
Pharmaceuticals — 0.2%
AbbVie, Inc.	382	26,744
Bristol-Myers Squibb Co.	143	9,387
Johnson & Johnson	483	48,401
Merck & Co., Inc.	333	19,634
Pfizer, Inc.	1,072	38,656

		142,822
Real Estate Investment Trusts (REITs) — 4.9%
Alexandria Real Estate Equities, Inc.	393	36,435
Allied Properties Real Estate Investment Trust	2,316	64,494
AvalonBay Communities, Inc.	591	101,853
Boston Properties, Inc.	1,542	190,098
The British Land Co. PLC	7,605	99,736
CubeSmart	2,044	53,471
CyrusOne, Inc.	700	21,518
Derwent London PLC	895	50,738
Empiric Student Property PLC	11,070	18,670
EPR Properties	856	48,895
Equity One, Inc.	2,293	58,861
Equity Residential	1,490	111,467
Essex Property Trust, Inc.	321	72,196

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	11

Consolidated Schedule of Investments (continued)	BlackRock Multi-Asset Real Return Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
Eurocommercial Properties NV	610	$26,319
Extra Space Storage, Inc.	890	65,433
Federal Realty Investment Trust	401	54,853
Federation Centres	20,799	45,520
Fonciere Des Regions	422	36,439
General Growth Properties, Inc.	2,546	69,098
Goodman Group	15,698	74,866
Gramercy Property Trust, Inc.	1,451	35,491
Great Portland Estates PLC	4,045	52,548
HCP, Inc.	865	33,424
Health Care REIT, Inc.	1,685	116,888
Healthcare Trust of America, Inc., Class A	1,058	26,588
Host Hotels & Resorts, Inc.	1,934	37,481
Japan Rental Housing Investments, Inc.	122	80,813
Japan Senior Living Investment Corp. (a)	66	95,857
Kenedix Residential Investment Corp.	7	17,730
Kilroy Realty Corp.	841	59,585
Land Securities Group PLC	4,183	84,790
The Link REIT	16,000	94,065
The Macerich Co.	625	49,475
National Health Investors, Inc.	512	33,408
Parkway Properties, Inc.	1,927	34,570
Pebblebrook Hotel Trust	1,019	41,473
Premier Investment Corp.	4	20,936
Prologis, Inc.	2,924	118,744
Retail Properties of America, Inc., Class A	2,681	39,035
Rexford Industrial Realty, Inc.	1,150	16,755
RLJ Lodging Trust	1,380	41,165
Sekisui House Reit, Inc.	20	20,910
Simon Property Group, Inc.	708	132,552
SL Green Realty Corp.	487	56,073
STAG Industrial, Inc.	1,375	27,005
Starts Proceed Investment Corp.	15	22,232
Strategic Hotels & Resorts, Inc. (a)	1,042	14,244
Sunstone Hotel Investors, Inc.	3,619	50,919
Taubman Centers, Inc.	540	40,392
UDR, Inc.	1,340	45,306
Vastned Retail NV	1,343	61,045
Ventas, Inc.	1,381	92,651
Weingarten Realty Investors	346	12,172
Wereldhave NV	861	50,920
Westfield Corp.	12,648	92,505

		3,150,707
Real Estate Management & Development — 0.9%
Castellum AB	3,603	51,372
First Capital Realty, Inc.	2,081	29,452
Global Logistic Properties Ltd.	18,500	31,029
Heiwa Real Estate Co. Ltd.	1,300	18,758
The Howard Hughes Corp. (a)	180	24,473
Kenedix, Inc.	8,400	32,831
LEG Immobilien AG	1,006	73,209
Leopalace21 Corp. (a)	3,400	18,592
Nomura Real Estate Holdings, Inc.	2,000	39,884
Sumitomo Realty & Development Co. Ltd.	3,000	105,234
Sun Hung Kai Properties Ltd.	6,000	92,069
VIB Vermoegen AG	1,214	22,406
The Wharf Holdings Ltd.	7,000	44,381

		583,690
Road & Rail — 0.0%
Union Pacific Corp.	203	19,811

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 0.1%
Avago Technologies Ltd.	400	$50,056
Intel Corp.	353	10,219

		60,275
Software — 0.1%
Microsoft Corp.	1,574	73,506
Specialty Retail — 0.1%
AutoNation, Inc. (a)	386	24,063
CarMax, Inc. (a)	298	19,224
GameStop Corp., Class A	59	2,705
L Brands, Inc.	84	6,780
Staples, Inc.	362	5,325
Tractor Supply Co.	87	8,049

		66,146
Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.	1,659	201,237
SanDisk Corp.	82	4,944

		206,181
Textiles, Apparel & Luxury Goods — 0.1%
NIKE, Inc., Class B	369	42,516
Thrifts & Mortgage Finance — 0.0%
Hudson City Bancorp, Inc.	326	3,361
Tobacco — 0.3%
Altria Group, Inc.	2,484	135,080
Reynolds American, Inc.	856	73,436

		208,516
Total Common Stocks — 14.9%		9,668,238

Investment Companies
Equity Funds — 26.3%
Energy Select Sector SPDR Fund	30,545	2,119,212
Financial Select Sector SPDR Fund	263,561	6,644,373
Health Care Select Sector SPDR Fund	74,562	5,710,703
iShares Gold Trust (a)(b)(c)	248,203	2,625,988

		17,100,276
Fixed Income Funds — 17.8%
BlackRock Floating Rate Income Portfolio, Institutional Class (c)	1,125,585	11,571,017
Total Investment Companies — 44.1%		28,671,293

See Notes to Consolidated Financial Statements.

12	BLACKROCK FUNDS	JULY 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Multi-Asset Real Return Fund
(Percentages shown are based on Net Assets)

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Inflation Indexed Bonds:
2.38%, 1/15/25-1/15/27	USD	1,039	$1,227,355
2.00%, 1/15/26		479	549,112
1.75%, 1/15/28		386	438,274
3.63%, 4/15/28		323	440,897
2.50%, 1/15/29		371	458,358
3.88%, 4/15/29		398	564,260
3.38%, 4/15/32		147	208,337
2.13%, 2/15/40-2/15/41		464	578,792
0.75%, 2/15/42-2/15/45		846	784,851
0.63%, 2/15/43		336	301,578
1.38%, 2/15/44		508	548,330
U.S. Treasury Inflation Indexed Notes:
2.38%, 1/15/17		419	434,529
0.13%, 4/15/17-7/15/24		8,063	8,004,471
2.63%, 7/15/17		361	383,016
1.63%, 1/15/18		380	397,839
1.38%, 7/15/18-1/15/20		853	900,251
2.13%, 1/15/19		349	375,954
1.88%, 7/15/19		395	426,563
1.25%, 7/15/20		736	779,426
1.13%, 1/15/21		842	883,738
0.63%, 7/15/21-1/15/24		1,911	1,946,174
0.38%, 7/15/23-7/15/25		1,382	1,378,066
0.25%, 1/15/25		999	976,318
Total U.S. Treasury Obligations — 35.3%			22,986,489

		Value
Total Long-Term Investments (Cost — $60,253,298) — 94.3%		$61,326,020

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (c)(d)	2,372,967	2,372,967
Total Short-Term Securities (Cost — $2,372,967) — 3.6%		2,372,967
Total Investments (Cost — $62,626,265) — 97.9%		63,698,987
Other Assets Less Liabilities — 2.1%		1,338,539

Net Assets — 100.0%		$65,037,526

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

(c)	During the year ended July 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at July 31, 2014	Shares Purchased	Shares/ Beneficial Interest Sold	Shares Held at July 31, 2015	Value at July 31, 2015	Income		Realized Gain (Loss)
BlackRock Floating Rate Income Portfolio, Institutional Class	1,465,343	63,517	(403,275)	1,125,585	$11,571,017	$655,664		$(86,705)
BlackRock Liquidity Funds, TempFund, Institutional Class	18,058,622	—	(15,685,655)[1]	2,372,967	$2,372,967	$4,025		—
BlackRock Liquidity Series, LLC, Money Market Series	$95,250	—	$(95,250)[1]	—	—	$1,415	[2]	—
iShares S&P GSCI Commodity Indexed Trust	10,765	27,812	(38,577)	—	—	—		$(238,935)
iShares TIPS Bond ETF	1,728	—	(1,728)	—	—	$1,053		$10,700
iShares Gold Trust	248,203	—	—	248,203	$2,625,988	—		—
iShares iBoxx $ High Yield Corporate Bond ETF	2,304	—	(2,304)	—	—	$1,983		$(5,826)

[1]	Represents net shares/beneficial interest sold.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(d)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	13

Consolidated Schedule of Investments (continued)	BlackRock Multi-Asset Real Return Fund

Derivative Financial Instruments Outstanding as of July 31, 2015

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	102,000	USD	74,814	Royal Bank of Canada	10/20/15	$(587)
CAD	33,000	USD	25,494	Royal Bank of Scotland PLC	10/20/15	(274)
CHF	31,853	USD	33,414	Royal Bank of Scotland PLC	10/20/15	(354)
EUR	6,073	USD	6,623	Goldman Sachs International	10/20/15	54
EUR	5,050	USD	5,489	Goldman Sachs International	10/20/15	64
EUR	26,000	USD	28,568	State Street Bank and Trust Co.	10/20/15	20
HKD	52,486	USD	6,771	HSBC Bank USA N.A.	10/20/15	(1)
ILS	16,000	USD	4,202	Citibank N.A.	10/20/15	42
JPY	901,000	USD	7,252	HSBC Bank USA N.A.	10/20/15	27
JPY	3,403,652	USD	27,474	State Street Bank and Trust Co.	10/20/15	21
NOK	22,267	USD	2,730	State Street Bank and Trust Co.	10/20/15	(9)
NZD	4,248	USD	2,755	HSBC Bank USA N.A.	10/20/15	31
SGD	45,478	USD	33,251	HSBC Bank USA N.A.	10/20/15	(178)
SGD	35,000	USD	25,549	HSBC Bank USA N.A.	10/20/15	(96)
SGD	3,700	USD	2,703	HSBC Bank USA N.A.	10/20/15	(13)
USD	69,811	AUD	94,442	Goldman Sachs International	10/20/15	1,082
USD	13,411	AUD	18,200	State Street Bank and Trust Co.	10/20/15	166
USD	13,899	CAD	18,000	HSBC Bank USA N.A.	10/20/15	143
USD	4,095	EUR	3,700	State Street Bank and Trust Co.	10/20/15	27
USD	6,641	EUR	6,000	State Street Bank and Trust Co.	10/20/15	44
USD	18,598	GBP	12,000	Goldman Sachs International	10/20/15	(131)
USD	33,574	GBP	21,536	Goldman Sachs International	10/20/15	(39)
USD	3,102	GBP	2,000	HSBC Bank USA N.A.	10/20/15	(20)
USD	95,508	JPY	11,832,000	Royal Bank of Canada	10/20/15	(73)
USD	15,629	SEK	133,136	HSBC Bank USA N.A.	10/20/15	170
Total						$116

Centrally Cleared Credit Default Swaps - Sold Protection
Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation
CDX.NA.HY Series 24 Version 2	5.00%	Chicago Mercantile	6/20/20	B+	USD	4,762	$(19,575)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Consolidated Financial Statements.

14	BLACKROCK FUNDS	JULY 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Multi-Asset Real Return Fund

OTC Total Return Swaps
Reference Entity	Fixed Amount			Counterparty	Expiration Date	Contracts	Value	Premiums Paid (Received)	Unrealized Depreciation
Bloomberg Brent Crude Subindex[1]	USD	1,426,989	[2]	JPMorgan Chase Bank N.A.	6/29/16	4,743	$(310,356)	—	$(310,356)
S&P GSCI Commodity Excess Return Index[1]	USD	4,451,365	[2]	JPMorgan Chase Bank N.A.	6/29/16	16,582	(731,430)	—	(731,430)
Total							$(1,041,786)	—	$(1,041,786)

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

[2]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

As of July 31, 2015, the fair values of derivative financial instruments were as follows:

	Consolidated Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments - Assets
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$1,891	—	$1,891

	Consolidated Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments - Liabilities
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$1,775	—	$1,775
Swaps - OTC	Unrealized depreciation on OTC swaps	$1,041,786	—	—	—	—	1,041,786
Swaps - centrally cleared	Net unrealized depreciation[1]	—	$19,575	—	—	—	19,575
Total		$1,041,786	$19,575	—	$1,775	—	$1,063,136

[1]

Includes cumulative appreciation (depreciation) on centrally cleared swaps, if any, as reported in the Consolidated Schedules of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	15

Consolidated Schedule of Investments (continued)	BlackRock Multi-Asset Real Return Fund

For the year ended July 31, 2015, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(134,273)	$(134,273)
Foreign currency transactions	—	—	—	$2,833	—	2,833
Swaps	$(4,684,260)	$161,131	—	—	—	(4,523,129)

Total	$(4,684,260)	$161,131	—	$2,833	$(134,273)	$(4,654,569)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations	—	—	—	$(593)	—	$(593)
Swaps	$(478,046)	$30,952	—	—	—	(447,094)

Total	$(478,046)	$30,952	—	$(593)	—	$(447,687)

For the year ended July 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts - short	$3,245,000
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$308,173
Average amounts sold - USD	$289,372
Credit default swaps:
Average notional value - sell protection	$5,201,000
Total return swaps:
Average notional value	$7,302,738

Derivative Financial Instruments - Offsetting as of July 31, 2015

The Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$1,891	$1,775
Swaps - Centrally cleared	4,222	—
Swaps - OTC[1]	—	1,041,786

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	$6,113	$1,043,561
Derivatives not subject to an Master Netting Agreement or similar agreement (“MNA”)	(4,222)	—

Total derivative assets and liabilities subject to an MNA	$1,891	$1,043,561

[1]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statements of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

16	BLACKROCK FUNDS	JULY 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Multi-Asset Real Return Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Citibank N.A.	$42	—	—	—	$42
Goldman Sachs International	1,200	$(170)	—	—	1,030
HSBC Bank USA N.A.	371	(308)	—	—	63
State Street Bank and Trust Co.	278	(9)	—	—	269

Total	$1,891	$(487)	—	—	$1,404

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Goldman Sachs International	$170	$(170)	—	—	—
HSBC Bank USA N.A.	308	(308)	—	—	—
JPMorgan Chase Bank N.A.	1,041,786	—	—	$(620,000)	$421,786
Royal Bank of Canada	660	—	—	—	660
Royal Bank of Scotland PLC	628	—	—	—	628
State Street Bank and Trust Co.	9	(9)	—	—	—

Total	$1,043,561	$(487)	—	$(620,000)	$423,074

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$8,364,477	$1,303,761	—	$9,668,238
Investment Companies	28,671,293	—	—	28,671,293
U.S. Treasury Obligations	—	22,986,489	—	22,986,489
Short-Term Securities	2,372,967	—	—	2,372,967

Total	$39,408,737	$24,290,250	—	$63,698,987

[1] See above Consolidated Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$1,891	—	$1,891
Liabilities:
Commodity contracts	—	(1,041,786)	—	(1,041,786)
Credit contracts	—	(19,575)	—	(19,575)
Foreign currency exchange contracts	—	(1,775)	—	(1,775)

Total	—	$(1,061,245)	—	$(1,061,245)

[1] Derivative financial instruments are swaps and forward foreign currency exchange contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	17

Consolidated Schedule of Investments (concluded)	BlackRock Multi-Asset Real Return Fund

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$3,246,604	—	—	$3,246,604
Foreign currency at value	3,888	—	—	3,888
Cash pledged as collateral for OTC derivatives	620,000	—	—	620,000
Cash pledged for centrally cleared swaps	249,490	—	—	249,490

Total	$4,119,982	—	—	$4,119,982

During the year ended July 31, 2015, there were no transfers between levels.

See Notes to Consolidated Financial Statements.

18	BLACKROCK FUNDS	JULY 31, 2015

Consolidated Schedule of Investments July 31, 2015	BlackRock Strategic Risk Allocation Fund
(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
Australia — 9.3%
Australia Government Inflation Linked Bond:
1.00%, 11/21/18	AUD	985	$771,368
4.00%, 8/20/20		431	611,607
1.25%, 2/21/22		628	526,367
3.00%, 9/20/25		601	633,945
2.50%, 9/20/30		642	657,586
2.00%, 8/21/35		391	353,230

			3,554,103
Canada — 5.0%
Canadian Government Inflation Linked Bond:
4.25%, 12/01/26	CAD	467	533,347
4.00%, 12/01/31		485	601,012
2.00%, 12/01/41		362	387,870
1.50%, 12/01/44		308	306,688
1.25%, 12/01/47		99	94,379

			1,923,296
France — 7.1%
Republic of France Inflation Linked Bond:
0.45%, 7/25/16	EUR	282	313,869
0.10%, 7/25/21		339	390,955
1.10%, 7/25/22		592	733,040
1.85%, 7/25/27		626	871,013
0.70%, 7/25/30		308	384,925

			2,693,802
Germany — 2.6%
Deutsche Bundesrepublik Inflation Linked Bond:
0.75%, 4/15/18		287	326,319
1.75%, 4/15/20		235	288,251
0.10%, 4/15/23		252	295,482
0.50%, 4/15/30		76	96,466

			1,006,518
Sweden — 10.0%
Sweden Inflation Linked Bond:
0.50%, 6/01/17	SEK	4,315	538,179
4.00%, 12/01/20		3,110	591,900
0.25%, 6/01/22		6,605	835,121
1.00%, 6/01/25		6,575	889,791
3.50%, 12/01/28		4,335	949,467

			3,804,458

Foreign Government Obligations		Par (000)	Value
United Kingdom — 5.1%
United Kingdom Gilt Inflation Linked Bond:
0.13%, 3/22/24	GBP	185	$313,390
0.13%, 3/22/29		106	185,504
0.75%, 3/22/34		117	238,628
1.13%, 11/22/37		261	604,430
0.13%, 3/22/44		187	379,794
0.75%, 11/22/47		93	232,579

			1,954,325
Total Foreign Government Obligations — 39.1%			14,936,502

Investment Companies		Shares
Fixed Income Funds — 8.4%
iShares TIPS Bond ETF (a)		28,501	3,210,638
Total Long-Term Investments (Cost — $19,215,094) — 47.5%			18,147,140

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (a)(b)(c)	USD	18,716,182	18,716,182
Total Short-Term Securities (Cost — $18,716,182) — 48.9%			18,716,182

Options Purchased
(Cost — $323,060) — 0.6%			231,379
Total Investments (Cost — $38,254,336) — 97.0%			37,094,701
Other Assets Less Liabilities — 3.0%			1,164,456

Net Assets — 100.0%			$38,259,157

Notes to Consolidated Schedule of Investments

(a)	During the year ended July 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2014	Shares Purchased		Shares Held at July 31, 2015	Value at July 31, 2015	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	15,083,019	3,633,163	[1]	18,716,182	$18,716,182	$8,327	$1,033
iShares TIPS Bond ETF	16,748	11,753		28,501	$3,210,638	$10,255	—

[1]	Represents net shares purchased.

(b)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

(c)	Represents the current yield as of report date.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	19

Consolidated Schedule of Investments (continued)	BlackRock Strategic Risk Allocation Fund

Derivative Financial Instruments Outstanding as of July 31, 2015

Financial Futures Contracts

Contracts Long (Short)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
1	ASX SPI 200 Index Futures[1]	Sydney	September 2015	USD	103,265	$2,376
37	Australian Government Bonds (10 Year)	Sydney	September 2015	USD	3,456,174	78,263
(17)	CBOE Volatility Index Futures[1]	Chicago Board Options	September 2015	USD	260,525	(2,325)
22	E-Mini MSCI Emerging Markets Index Futures[1]	InterContinental Exchange	September 2015	USD	990,000	(55,383)
13	E-Mini S&P 500 Futures[1]	Chicago Mercantile	September 2015	USD	1,363,960	2,868
14	Euro STOXX 50 Index[1]	Eurex	September 2015	USD	553,210	24,908
2	FTSE 100 Index[1]	ICE Futures Europe	September 2015	USD	207,824	(562)
30	Japanese Government Bonds (10 Year)	Singapore	September 2015	USD	3,571,872	17,585
9	Russell 2000 Mini Index Futures[1]	InterContinental Exchange	September 2015	USD	1,111,680	(27,450)
2	TOPIX Index[1]	Osaka	September 2015	USD	267,882	1,460
Total						$41,740

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

Forward Foreign Currency Exchange Contracts

Currency Purchased			Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	100,000	[1]	USD	77,145	JPMorgan Chase Bank N.A.	9/02/15	$(4,196)
BRL	880,000	[1]	USD	271,186	JPMorgan Chase Bank N.A.	9/02/15	(17,384)
CAD	142,000	[1]	USD	115,543	JPMorgan Chase Bank N.A.	9/02/15	(6,993)
EUR	183,000	[1]	USD	207,015	JPMorgan Chase Bank N.A.	9/02/15	(5,949)
GBP	105,000	[1]	USD	162,896	JPMorgan Chase Bank N.A.	9/02/15	1,038
INR	10,710,000	[1]	USD	167,868	Deutsche Bank AG	9/02/15	(1,910)
JPY	14,342,000	[1]	USD	116,927	Deutsche Bank AG	9/02/15	(1,165)
KRW	302,655,000	[1]	USD	267,896	Goldman Sachs International	9/02/15	(9,525)
RUB	11,509,000	[1]	USD	200,610	JPMorgan Chase Bank N.A.	9/02/15	(15,766)
SEK	635,000	[1]	USD	76,999	JPMorgan Chase Bank N.A.	9/02/15	(3,348)
TWD	6,627,000	[1]	USD	213,705	UBS AG	9/02/15	(3,747)
USD	218,611	[1]	AUD	287,000	JPMorgan Chase Bank N.A.	9/02/15	9,246
USD	3,881,944	[1]	AUD	5,059,062	JPMorgan Chase Bank N.A.	9/02/15	191,394
USD	366,002	[1]	BRL	1,201,000	JPMorgan Chase Bank N.A.	9/02/15	19,620
USD	99,026	[1]	CAD	126,000	Deutsche Bank AG	9/02/15	2,707
USD	296,381	[1]	CAD	370,000	JPMorgan Chase Bank N.A.	9/02/15	13,537
USD	1,915,684	[1]	CAD	2,394,724	JPMorgan Chase Bank N.A.	9/02/15	85,056
USD	4,800,199	[1]	EUR	4,407,702	JPMorgan Chase Bank N.A.	9/02/15	(42,638)
USD	120,987	[1]	EUR	110,000	JPMorgan Chase Bank N.A.	9/02/15	127
USD	2,262,801	[1]	GBP	1,477,006	JPMorgan Chase Bank N.A.	9/02/15	(43,204)
USD	125,127	[1]	GBP	82,000	JPMorgan Chase Bank N.A.	9/02/15	(2,897)

See Notes to Consolidated Financial Statements.

20	BLACKROCK FUNDS	JULY 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Risk Allocation Fund

Currency Purchased			Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	277,012	[1]	INR	18,039,000	UBS AG	9/02/15	$(2,515)
USD	940,095	[1]	JPY	116,220,633	JPMorgan Chase Bank N.A.	9/02/15	2,015
USD	477,663	[1]	KRW	530,478,000	HSBC Bank PLC	9/02/15	24,805
USD	106,296	[1]	MYR	391,000	HSBC Bank PLC	9/02/15	4,345
USD	260,166	[1]	RUB	13,967,000	JPMorgan Chase Bank N.A.	9/02/15	35,844
USD	4,214,883	[1]	SEK	35,810,468	JPMorgan Chase Bank N.A.	9/02/15	61,353
USD	399,621	[1]	TWD	12,240,000	HSBC Bank PLC	9/02/15	11,830
Total							$301,680

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.60%	Pay	3-month LIBOR	2/26/16	USD	4,400	$75,131
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.60%	Pay	3-month LIBOR	2/26/16	USD	900	15,368
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.85%	Pay	3-month LIBOR	2/26/16	USD	11,900	116,422
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.85%	Pay	3-month LIBOR	2/26/16	USD	2,500	24,458
Total									$231,379

Centrally Cleared Credit Default Swaps — Sold Protection
Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
CDX.NA.HY Series 24 Version 2	5.00%	Chicago Mercantile	6/20/20	B+	USD	3,366	$6,899
CDX.NA.IG Series 24 Version 1	1.00%	Chicago Mercantile	6/20/20	BBB+	USD	9,300	(26,705)
iTraxx Crossover Series 23 Version 1	5.00%	Intercontinental Exchange	6/20/20	B+	EUR	1,200	(6,148)
iTraxx Europe Series 23 Version 1	1.00%	Intercontinental Exchange	6/20/20	A-	EUR	8,100	14,785
Total							$(11,169)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	21

Consolidated Schedule of Investments (continued)	BlackRock Strategic Risk Allocation Fund

OTC Credit Default Swaps — Sold Protection
Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation
CDX.EM Series 23 Version 1	1.00%	Bank of America N.A.	6/20/20	BBB-	USD	313	$(28,600)	$(29,812)	$1,212
CDX.EM Series 23 Version 1	1.00%	Bank of America N.A.	6/20/20	BBB-	USD	187	(17,087)	(18,039)	952
CDX.EM Series 23 Version 1	1.00%	BNP Paribas S.A.	6/20/20	BBB-	USD	1,000	(91,375)	(92,009)	634
CDX.EM Series 23 Version 1	1.00%	Deutsche Bank AG	6/20/20	BBB-	USD	2,300	(210,162)	(212,051)	1,889
CDX.EM Series 23 Version 1	1.00%	Deutsche Bank AG	6/20/20	BBB-	USD	1,100	(100,512)	(102,697)	2,185
CDX.EM Series 23 Version 1	1.00%	Deutsche Bank AG	6/20/20	BBB-	USD	600	(54,825)	(57,317)	2,492
Total							$(502,561)	$(511,925)	$9,364

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps
Reference Entity	Fixed Amount/ Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Canadian (10 Year) Bond Futures September 2015	CAD 4,578,560[2]	Bank of America N.A.	8/25/15	32	$106,973	—	$106,973
Canadian (10 Year) Bond Futures September 2015	CAD 143,080[2]	Bank of America N.A.	8/25/15	1	(104)	—	(104)
Long Gilt Futures September 2015	GBP 2,111,400[2]	Bank of America N.A.	8/25/15	18	12,503	—	12,503
U.S. Treasury (10 Year) Notes Futures September 2015	USD 8,028,563[2]	Bank of America N.A.	8/27/15	63	38,361	—	38,361
U.S. Treasury (10 Year) Notes Futures September 2015	USD 5,607,250[2]	Bank of America N.A.	8/27/15	44	18,181	—	18,181
Euro-Bund Futures September 2015	EUR 1,389,600[2]	Bank of America N.A.	9/04/15	9	40,036	—	40,036
Euro-Bund Futures September 2015	EUR 154,400[2]	Bank of America N.A.	9/04/15	1	4,593	—	4,593
FTSE EPRA/NAREIT Developed Index[1]	3-month LIBOR minus 0.02%[3]	JPMorgan Chase Bank N.A.	12/18/15	265	4,425	—	4,425
FTSE EPRA/NAREIT Developed Index[1]	3-month LIBOR minus 0.02%[3]	JPMorgan Chase Bank N.A.	12/18/15	57	952	—	952
MSCI Emerging Markets Net Total Return Index[1]	3-month LIBOR plus 0.25%[3]	BNP Paribas S.A.	12/18/15	3,622	(102,524)	—	(102,524)
MSCI World Small Cap Net Total Return Index[1]	3-month LIBOR plus 0.03%[3]	JPMorgan Chase Bank N.A.	12/18/15	6,010	(57,739)	—	(57,739)
MSCI World Small Cap Net Total Return Index[1]	3-month LIBOR plus 0.03%[3]	JPMorgan Chase Bank N.A.	12/18/15	724	(6,956)	—	(6,956)
S&P GSCI Excess Return on the Light Energy Index[1]	USD 2,534,348[2]	BNP Paribas S.A.	12/18/15	11,845	(210,151)	—	(210,151)
FTSE EPRA/NAREIT Developed Index[1]	3-month LIBOR[3]	JPMorgan Chase Bank N.A.	3/28/16	105	14,337	—	14,337
S&P GSCI Excess Return on the Light Energy Index[1]	USD 721,471[2]	JPMorgan Chase Bank N.A.	3/28/16	3,372	(90,661)	—	(90,661)
Total					$(227,774)	—	$(227,774)

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

See Notes to Consolidated Financial Statements.

22	BLACKROCK FUNDS	JULY 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Risk Allocation Fund

[2]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

[3]	Fund receives the total return of the reference entity and pays the floating amount. Net payment made at termination.

Transactions in Options Written for the Year Ended July 31, 2015

	Calls
	Notional (000)	Premiums Received
Outstanding options, beginning of year	$13,400	$93,800
Options written	15,600	182,760
Options closed	(29,000)	(276,560)
Outstanding options, end of year	—	—

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

As of July 31, 2015, fair values of derivative financial instruments were as follows:

	Consolidated Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments - Assets
Financial futures contracts	Net unrealized appreciation[1]	—	—	$ 31,612	—	$ 95,848	$ 127,460
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$462,917	—	462,917
Options purchased	Investments at value — unaffiliated[2]	—	—	—	—	231,379	231,379
Swaps - OTC	Unrealized appreciation on OTC swaps;	—	$ 9,364	19,714	—	220,647	249,725
Swaps - centrally cleared	Net unrealized appreciation[1]	—	21,684	—	—	—	21,684

Total		—	$ 31,048	$ 51,326	$462,917	$547,874	$1,093,165

	Consolidated Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments - Liabilities
Financial futures contracts	Net unrealized depreciation[1]	—	—	$ 85,720	—	—	$ 85,720
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$161,237	—	161,237
Options written	Options written, at value Unrealized depreciation on OTC swaps;
Swaps - OTC	Swap premiums received	$300,812	$511,925	167,219	—	$ 104	980,060
Swaps - centrally cleared	Net unrealized depreciation[1]	—	32,853	—	—	—	32,853

Total		$300,812	$544,778	$252,939	$161,237	$ 104	$1,259,870

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedules of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedules of Investments.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	23

Consolidated Schedule of Investments (continued)	BlackRock Strategic Risk Allocation Fund

For the year ended July 31, 2015, the effect of derivative financial instruments in the Consolidated Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	$375,073	—	$179,293	$554,366
Foreign currency transactions	—	—	—	$1,741,635	—	1,741,635
Options[1]	—	—	—	—	(342,593)	(342,593)
Swaps	$(661,787)	$296,245	248,504	—	712,014	594,976

Total	$(661,787)	$296,245	$623,577	$1,741,635	$548,714	$2,548,384

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	$(33,860)	—	$2,389	$(31,471)
Foreign currency translations	—	—	—	$201,751	—	201,751
Options[1]	—	—	—	—	(106,855)	(106,855)
Swaps	$(264,950)	$(194,298)	(515,916)	—	83,074	(892,090)

Total	$(264,950)	$(194,298)	$(549,776)	$201,751	$(21,392)	$(828,665)

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments.

For the year ended July 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts - long	$11,684,866
Average notional value of contracts - short	$347,870
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$16,758,905
Average amounts sold - USD	$544,902
Average notional value of swaption contracts purchased	$14,050,000
Average notional value of swaption contracts written	$6,000,000
Credit default swaps:
Average notional value - buy protection	$164,250
Average notional value - sell protection	$25,747,807
Total return swaps:
Average notional value	$28,127,961

Derivative Financial Instruments - Offsetting as of July 31, 2015

The Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$49,146		$5,164
Forward foreign currency exchange contracts	462,917		161,237
Options	231,379	[1]	—
Swaps - Centrally cleared	11,965		—
Swaps - OTC[2]	249,725		980,060

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,005,132		$1,146,461
Derivatives not subject to an Master Netting Agreement or similar agreement (“MNA”)	(61,111)		(5,164)

Total derivative assets and liabilities subject to an MNA	$944,021		$1,141,297

[1]

Includes options purchased at value which is included as Investments at value — unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated Schedules of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statements of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

24	BLACKROCK FUNDS	JULY 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Strategic Risk Allocation Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Strategic Risk Allocation
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$222,811	$(47,955)	—	—	$174,856
BNP Paribas S.A.	634	(634)	—	—	—
Deutsche Bank AG	9,273	(9,273)	—	—	—
HSBC Bank PLC	40,980	—	—	—	40,980
JPMorgan Chase Bank N.A.	670,323	(297,731)	—	—	372,592

Total	$944,021	$(355,593)	—	—	$588,428

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$47,955	$(47,955)	—	—	—
BNP Paribas S.A.	404,684	(634)	—	—	$404,050
Deutsche Bank AG	375,140	(9,273)	—	—	365,867
Goldman Sachs International	9,525	—	—	—	9,525
JPMorgan Chase Bank N.A.	297,731	(297,731)	—	—	—
UBS AG	6,262	—	—	—	6,262

Total	$1,141,297	$(355,593)	—	—	$785,704

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Foreign Government Obligations	—	$14,936,502	—	$14,936,502
Investment Companies	$3,210,638	—	—	3,210,638
Short-Term Securities	18,716,182	—	—	18,716,182
Options Purchased:
Interest Rate Contracts	—	231,379	—	231,379

Total	$21,926,820	$15,167,881	—	$37,094,701

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	25

Consolidated Schedule of Investments (concluded)	BlackRock Strategic Risk Allocation Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$31,048	—	$31,048
Equity contracts	$31,612	19,714	—	51,326
Foreign currency exchange contracts	—	462,917	—	462,917
Interest rate contracts	95,848	220,647	—	316,495
Liabilities:
Commodity contracts	—	(300,812)	—	(300,812)
Credit contracts	—	(32,853)	—	(32,853)
Equity contracts	(85,720)	(167,219)	—	(252,939)
Foreign currency exchange contracts	—	(161,237)	—	(161,237)
Interest rate contracts	—	(104)	—	(104)

Total	$41,740	$72,101	—	$113,841

[1]    Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$546,187	—	—	$546,187
Cash pledged for financial futures contracts	417,970	—	—	417,970
Cash pledged for centrally cleared swaps	550,440	—	—	550,440

Total	$1,514,597	—	—	$1,514,597

During the year ended July 31, 2015, there were no transfers between levels.

See Notes to Consolidated Financial Statements.

26	BLACKROCK FUNDS	JULY 31, 2015

Consolidated Statements of Assets and Liabilities

July 31, 2015	BlackRock Multi-Asset Real Return Fund	BlackRock Strategic Risk Allocation Fund

Assets
Investments at value — unaffiliated[1]	$47,129,015	$15,167,881
Investments at value — affiliated[2]	16,569,972	21,926,820
Cash	3,246,604	—
Cash pledged:
Collateral - OTC derivatives	620,000	—
Financial futures contracts	—	417,970
Centrally cleared swaps	249,490	550,440
Foreign currency at value[3]	3,888	546,187
Receivables:
Investments sold	509,834	5,337
Capital shares sold	26,333	77
Dividends — affiliated	—	1,518
Dividends — unaffiliated	22,359	—
Interest	29,236	51,373
From the Manager	19,603	10,078
Unrealized appreciation on forward foreign currency exchange contracts	1,891	462,917
Unrealized appreciation on OTC swaps	—	249,725
Variation margin receivable on financial futures contracts	—	49,146
Variation margin receivable on centrally cleared swaps	4,222	11,965
Prepaid expenses	17,029	13,315

Total assets	68,449,476	39,464,749

Liabilities
Payables:
Investments purchased	585,854	—
Capital shares redeemed	1,701,718	561
Investment advisory fees	2,348	—
Officer’s and Trustees’ fees	1,968	1,875
Other accrued expenses	72,507	54,719
Other affiliates	1,650	890
Service and distribution fees	2,344	1,086
Swap premiums received	—	511,925
Unrealized depreciation on forward foreign currency exchange contracts	1,775	161,237
Unrealized depreciation on OTC swaps	1,041,786	468,135
Variation margin payable on financial futures contracts	—	5,164

Total liabilities	3,411,950	1,205,592

Net Assets	$65,037,526	$38,259,157

Net Assets Consist of
Paid-in capital	$64,966,505	$38,568,838
Undistributed net investment income	329,338	917,097
Accumulated net realized loss	(269,566)	(164,042)
Net unrealized appreciation (depreciation)	11,249	(1,062,736)

Net Assets	$65,037,526	$38,259,157

[1] Investments at cost — unaffiliated	$45,392,077	$16,176,876
[2] Investments at cost — affiliated	$17,234,188	$22,077,460
[3] Foreign currency at cost	$3,891	$561,354

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	27

Consolidated Statements of Assets and Liabilities (concluded)

July 31, 2015	BlackRock Multi-Asset Real Return Fund	BlackRock Strategic Risk Allocation Fund

Net Asset Value
Institutional
Net assets	$60,082,330	$35,596,625

Shares outstanding[4]	6,227,925	3,574,084

Net asset value	$9.65	$9.96

Investor A
Net assets	$2,917,469	$1,811,319

Shares outstanding[4]	303,548	182,352

Net asset value	$9.61	$9.93

Investor C
Net assets	$2,037,727	$851,213

Shares outstanding[4]	214,286	86,528

Net asset value	$9.51	$9.84

[4]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Consolidated Financial Statements.

28	BLACKROCK FUNDS	JULY 31, 2015

Consolidated Statements of Operations

Year Ended July 31, 2015	BlackRock Multi-Asset Real Return Fund	BlackRock Strategic Risk Allocation Fund

Investment Income
Dividends — affiliated	$662,725	$18,582
Dividends — unaffiliated	442,727	—
Interest[1]	(11,664)[2]	106,749
Securities lending — affiliated — net	1,415	—
Foreign taxes withheld	(2,624)	—

Total income	1,092,579	125,331

Expenses
Investment advisory	437,704	241,243
Professional	110,766	119,546
Accounting services	15,604	11,569
Administration	41,504	17,471
Registration	85,186	40,288
Printing	50,091	31,406
Service and distribution — class specific	33,369	10,035
Administration — class specific	16,207	7,011
Officer and Trustees	8,081	7,070
Transfer agent — class specific	54,194	5,367
Custodian	15,075	1,986
Miscellaneous	20,294	9,879

Total expenses	888,075	502,871
Less fees waived by the Manager	(199,487)	(150,767)
Less administration fees waived	(779)	(523)
Less administration fees waived — class specific	(16,162)	(6,942)
Less transfer agent fees waived — class specific	(778)	(379)
Less transfer agent fees reimbursed — class specific	(50,491)	(4,767)
Less expenses reimbursed by Manager	(3,858)	(7,806)

Total expenses after fees waived and reimbursed	616,520	331,687

Net investment income (loss)	476,059	(206,356)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	36,266	(185,941)
Investments — affiliated	(320,766)	—
Capital gain distributions received from affiliated investment companies	—	1,033
Options written	—	(164,333)
Financial futures contracts	(134,273)	554,366
Swaps	(4,523,129)	594,976
Foreign currency transactions	(3,395)	1,503,602

	(4,945,297)	2,303,703

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	901,666	(934,340)
Investments — affiliated	(652,139)	(45,768)
Options written	—	(45,496)
Financial futures contracts	—	(31,471)
Swaps	(447,094)	(892,090)
Foreign currency translations	(703)	180,445

	(198,270)	(1,768,720)

Total realized and unrealized gain (loss)	(5,143,567)	534,983

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,667,508)	$328,627

[1]	Includes monthly inflationary and deflationary adjustments to income. See Note 4 of the Notes to Consolidated Financial Statements.

[2]	Includes amortization of bond premiums and deflationary adjustments for U.S. Treasury and Foreign Government Inflation Bonds which exceeded the aggregate of interest accrued to income for the year.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	29

Consolidated Statements of Changes in Net Assets

	BlackRock Multi-Asset Real Return Fund		BlackRock Strategic Risk Allocation Fund
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets:	2015	2014	2015	2014

Operations
Net investment income (loss)	$476,059	$744,419	$(206,356)	$(179,103)
Net realized gain (loss)	(4,945,297)	1,816,414	2,303,703	1,542,637
Net change in unrealized appreciation (depreciation)	(198,270)	(101,691)	(1,768,720)	1,188,536

Net increase (decrease) in net assets resulting from operations	(4,667,508)	2,459,142	328,627	2,552,070

Distributions to Shareholders From[1]
Net investment income:
Institutional	(1,177,037)	(306,813)	(937,282)	(974,578)
Investor A	(52,779)	(32,232)	(43,538)	(14,165)
Investor C	(20,189)	(10,956)	(19,182)	(11,257)
Net realized gain:
Institutional	(1,400,718)	(116,804)	(65,224)	—
Investor A	(76,175)	(12,783)	(3,192)	—
Investor C	(46,178)	(5,147)	(1,627)	—

Decrease in net assets resulting from distributions to shareholders	(2,773,076)	(484,735)	(1,070,045)	(1,000,000)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(4,546,434)	62,399,149	11,260,213	1,092,625

Net Assets
Total increase (decrease) in net assets	(11,987,018)	64,373,556	10,518,795	2,644,695
Beginning of year	77,024,544	12,650,988	27,740,362	25,095,667

End of year	$65,037,526	$77,024,544	$38,259,157	$27,740,362

Undistributed net investment income, end of year	$329,338	$827,499	$917,097	$122,562

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

30	BLACKROCK FUNDS	JULY 31, 2015

Consolidated Financial Highlights	BlackRock Multi-Asset Real Return Fund

	Institutional			Investor A
	Year Ended July 31,		Period December 27, 2012[1] to July 31,	Year Ended July 31,		Period December 27, 2012[1] to July 31, 2013
	2015	2014	2013	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$10.66	$10.47	$10.00	$10.62	$10.45	$10.00

Net investment income[2]	0.07	0.18	0.09	0.04	0.15	0.08
Net realized and unrealized gain (loss)	(0.71)	0.29	0.38	(0.71)	0.30	0.37

Net increase (decrease) from investment operations	(0.64)	0.47	0.47	(0.67)	0.45	0.45

Distributions from:[3]
Net investment income	(0.17)	(0.20)	—	(0.14)	(0.20)	—
Net realized gain	(0.20)	(0.08)	—	(0.20)	(0.08)	—

Total distributions	(0.37)	(0.28)	—	(0.34)	(0.28)	—

Net asset value, end of period	$9.65	$10.66	$10.47	$9.61	$10.62	$10.45

Total Return[4]
Based on net asset value	(5.99)%	4.61%	4.70%[5]	(6.30)%	4.34%	4.50%[5]

Ratios to Average Net Assets
Total expenses[6]	1.17%	1.28%	3.48%[7,8]	1.48%	1.65%	3.73%[7,8]

Total expenses after fees waived and reimbursed[6]	0.80%	0.80%	0.79%[7]	1.05%	1.05%	1.05%[7]

Net investment income[6]	0.70%	1.73%	1.47%[7]	0.38%	1.40%	1.34%[7]

Supplemental Data
Net assets, end of period (000)	$60,082	$65,182	$11,915	$2,917	$9,533	$464

Portfolio turnover rate	42%	140%	40%	42%	140%	40%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,		Period December 27, 2012 to July 31, 2013
	2015	2014
Investments in underlying funds	0.20%	0.35%	0.41%

[7]	Annualized.

[8]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional and Investor A would have been 3.60% and 3.85%, respectively.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	31

Consolidated Financial Highlights (concluded)	BlackRock Multi-Asset Real Return Fund

	Investor C
	Year Ended July 31,		Period December 27, 2012[1] to July 31, 2013
	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$10.53	$10.41	$10.00

Net investment income (loss)[2]	(0.03)	0.09	0.04
Net realized and unrealized gain (loss)	(0.70)	0.28	0.37

Net increase (decrease) from investment operations	(0.73)	0.37	0.41

Distributions from:[3]
Net investment income	(0.09)	(0.17)	—
Net realized gain	(0.20)	(0.08)	—

Total distributions	(0.29)	(0.25)	—

Net asset value, end of period	$9.51	$10.53	$10.41

Total Return[4]
Based on net asset value	(6.95)%	3.56%	4.10%[5]

Ratios to Average Net Assets
Total expenses[6]	2.22%	2.41%	4.42%[7,8]

Total expenses after fees waived and reimbursed[6]	1.80%	1.80%	1.79%[8]

Net investment income (loss)[6]	(0.30)%	0.87%	0.66%[8]

Supplemental Data
Net assets, end of period (000)	$2,038	$2,310	$271

Portfolio turnover rate	42%	140%	40%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,		Period December 27, 2012 to July 31, 2013
	2015	2014
Investments in underlying funds	0.20%	0.35%	0.41%

[7]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C would have been 4.54%.

[8]	Annualized.

See Notes to Consolidated Financial Statements.

32	BLACKROCK FUNDS	JULY 31, 2015

Consolidated Financial Highlights	BlackRock Strategic Risk Allocation Fund

	Institutional			Investor A
	Year Ended July 31,		Period December 27, 2012[1] to July 31,	Year Ended July 31,		Period December 27, 2012[1] to July 31,
	2015	2014	2013	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$10.11	$9.54	$10.00	$10.09	$9.53	$10.00

Net investment loss[2]	(0.06)	(0.07)	(0.02)	(0.09)	(0.08)	(0.02)
Net realized and unrealized gain (loss)	0.28	1.02	(0.40)	0.28	1.00	(0.41)

Net increase (decrease) from investment operations	0.22	0.95	(0.42)	0.19	0.92	(0.43)

Distributions from:[3]
Net investment income	(0.35)	(0.38)	(0.04)	(0.33)	(0.36)	(0.04)
Net realized gain	(0.02)	—	—	(0.02)	—	—

Total distributions	(0.37)	(0.38)	(0.04)	(0.35)	(0.36)	(0.04)

Net asset value, end of period	$9.96	$10.11	$9.54	$9.93	$10.09	$9.53

Total Return[4]
Based on net asset value	2.24%	10.24%	(4.25)%[5]	1.97%	9.92%	(4.35)%[5]

Ratios to Average Net Assets
Total expenses[6]	1.52%	1.69%	2.36%[7,8]	1.94%	2.09%	2.38%[7,8]

Total expenses after fees waived and reimbursed[6]	1.00%	1.00%	0.99%[7]	1.25%	1.25%	1.24%[7]

Net investment loss[6]	(0.61)%	(0.67)%	(0.35)%[7]	(0.86)%	(0.81)%	(0.30)%[7]

Supplemental Data
Net assets, end of period (000)	$35,597	$26,325	$24,404	$1,811	$1,014	$378

Portfolio turnover rate	4%	77%	59%	4%	77%	59%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,		Period December 27, 2012 to July 31, 2013
	2015	2014
Investments in underlying funds	0.09%	0.10%	0.18%

[7]	Annualized.

[8]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional and Investor A would have been 2.57% and 2.59%, respectively.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	33

Consolidated Financial Highlights (concluded)	BlackRock Strategic Risk Allocation Fund

	Investor C
	Year ended July 31,		Period December 27, 2012[1] to July 31, 2013
	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$10.02	$9.48	$10.00

Net investment loss[2]	(0.16)	(0.16)	(0.06)
Net realized and unrealized gain (loss)	0.29	1.00	(0.42)

Net increase (decrease) from investment operations	0.13	0.84	(0.48)

Distributions from:[3]
Net investment income	(0.29)	(0.30)	(0.04)
Net realized gains	(0.02)	—	—

Total distributions	(0.31)	(0.30)	(0.04)

Net asset value, end of period	$9.84	$10.02	$9.48

Total Return[4]
Based on net asset value	1.32%	9.09%	(4.86)%[5]

Ratios to Average Net Assets
Total expenses[6]	2.59%	2.80%	3.00%[7,8]

Total expenses after fees waived and reimbursed[6]	2.00%	2.00%	1.98%[8]

Net investment loss[6]	(1.56)%	(1.67)%	(0.98)%[8]

Supplemental Data
Net assets, end of period (000)	$851	$402	$313

Portfolio turnover rate	4%	77%	59%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,		Period December 27, 2012 to July 31, 2013
	2015	2014
Investments in underlying funds	0.09%	0.10%	0.18%

[7]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C would have been 3.21%.

[8]	Annualized.

See Notes to Consolidated Financial Statements.

34	BLACKROCK FUNDS	JULY 31, 2015

Notes to Consolidated Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Multi-Asset Real Return Fund	Multi-Asset Real Return	Diversified
BlackRock Strategic Risk Allocation Fund	Strategic Risk Allocation	Non-diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each share class bears certain expenses and may have a conversion privilege as outlined below. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. For distribution and service fee breakdown see Note 5.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

As of July 31, 2015, Strategic Risk Allocation’s investment in BlackRock Liquidity Funds, TempFund was 49% of the Fund’s net assets. The financial statements of BlackRock Liquidity Funds, TempFund, including the Schedules of Investments, can be read in conjunction with Strategic Risk Allocation’s financial statements. BlackRock Liquidity Funds, TempFund financial statements are included in filings under BlackRock Liquidity Funds, which are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Multi-Asset Real Return and Strategic Risk Allocation include the accounts of BlackRock Cayman Multi-Asset Real Return Fund, Ltd. (“Cayman Multi-Asset Real Return”) and BlackRock Cayman Strategic Risk Allocation Fund, Ltd. (“Cayman Strategic Risk Allocation”) (the “Subsidiaries”), which are wholly owned subsidiaries of each respective Fund and primarily invest in commodity-related instruments and other derivatives. The Subsidiaries enable the Funds to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. Each Fund may invest up to 25% of its total assets in its respective Subsidiary. The accompanying Consolidated Schedules of Investments and consolidated financial statements of each Fund include the positions and accounts, respectively, of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiaries are subject to the same investment policies and restrictions that apply to the Funds, except that the Subsidiaries may invest without limitation in commodity-related instruments.

The following table shows a summary of the selected financial information of each Subsidiary included in the consolidated financial statements:

	Cayman Multi-Asset Real Return	Cayman Strategic Risk Allocation
Consolidated Statements of Assets and Liabilities
Total assets	$5,451,149	$4,257,434
Total liabilities	—	—

Net assets	$5,451,149	$4,257,434

Consolidated Statements of Operations
Net investment income	$140	$2,189
Net realized gain (loss) from:
Investments — affiliated	(238,935)	—
Financial futures contracts	—	375,073
Swaps	(4,684,259)	(413,283)
Foreign currency transactions	—	1,192,962

	(4,923,194)	1,154,752

BLACKROCK FUNDS	JULY 31, 2015	35

Notes to Consolidated Financial Statements (continued)

	Cayman Multi-Asset Real Return	Cayman Strategic Risk Allocation
Net change in unrealized appreciation/depreciation
Investments – affiliated	$(451,962)	—
Financial futures contracts	—	$(26,260)
Swaps	(478,047)	(780,866)
Foreign currency translations	—	254,820

	(930,009)	(552,306)

Net increase (decrease) in net assets resulting from operations	$(5,853,063)	$604,635
Consolidated Statements of Changes in Net Assets
Net investment income	$140	$3,395
Net realized gain (loss)	(4,671,199)	1,890,534
Net change in unrealized appreciation/depreciation	(1,461,590)	(330,478)

Net increase (decrease) in net assets resulting from operations	$(6,132,649)	$1,563,451

2. Significant Accounting Policies:

The Funds’ consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting polices followed by the Funds:

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, each Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Defensive Positions: Each Fund may vary its investment policies for temporary defensive purposes during periods in which the investment advisor believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Funds for temporary defensive purposes may invest up to 100% of its total assets in, as applicable and described in each Fund’s prospectus, U.S. Government Securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities deemed by the investment advisor to be consistent with a defensive posture, or may hold its assets in cash.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Funds may segregate or designate on their books and records cash or liquid assets having a market value at least equal to the amount of the Funds’ future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have past are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains,

36	BLACKROCK FUNDS	JULY 31, 2015

Notes to Consolidated Financial Statements (continued)

dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiaries are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiaries in any taxable year, the loss will generally not be available to offset the Funds’ ordinary income and/or capital gains for that year.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

BLACKROCK FUNDS	JULY 31, 2015	37

Notes to Consolidated Financial Statements (continued)

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end registered investment companies are valued at NAV each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated in U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Over-the-counter (“OTC”) options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical mode, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse.

If events (e.g. a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods results in a price for an investment that is deemed not to be representative of the market value of such instrument, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative instruments have been included in the Consolidated Schedules of Investments.

38	BLACKROCK FUNDS	JULY 31, 2015

Notes to Consolidated Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Funds’ Consolidated Schedule of Investments, and the value of the related collateral are shown separately in the Consolidated Statements of Assets and Liabilities as a component of investments at value - unaffiliated, and collateral on securities loaned at value, respectively. As of July 31, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage economically their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risk (e.g. inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: Certain Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying

BLACKROCK FUNDS	JULY 31, 2015	39

Notes to Consolidated Financial Statements (continued)

instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedules of Investments and cash deposited, if any, is recorded on the Consolidated Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for the variation margin in the Consolidated Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap agreements, in which the Funds and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Consolidated Statements of Operations as realized gains or

40	BLACKROCK FUNDS	JULY 31, 2015

Notes to Consolidated Financial Statements (continued)

losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedules of Investments and cash deposited is recorded on the Consolidated Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform, though the Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or

BLACKROCK FUNDS	JULY 31, 2015	41

Notes to Consolidated Financial Statements (continued)

clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Consolidated Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and their counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, the Funds bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Funds bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”), for 1940 Act purposes.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Multi-Asset Real Return	Strategic Risk Allocation

Average Daily Net Assets	Investment Advisory Fee

First $1 Billion	0.60%	0.75%
$1 Billion - $3 Billion	0.56%	0.71%
$3 Billion - $5 Billion	0.54%	0.68%
$5 Billion - $10 Billion	0.52%	0.65%
Greater than $10 Billion	0.51%	0.64%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, for Multi-Asset Real Return, the Manager has contractually agreed to waive the management fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed income mutual funds managed by BlackRock or its affiliates. These amounts are included in fees waived by the Manager in the Consolidated Statements of Operations. However, for Strategic Risk Allocation, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with

42	BLACKROCK FUNDS	JULY 31, 2015

Notes to Consolidated Financial Statements (continued)

the Fund’s investments in other affiliated investment companies, if any. For the year ended July 31, 2015, the amounts waived were as follows:

Multi-Asset Real Return	$91,197
Strategic Risk Allocation	$8,013

The Manager provides investment management and other services to the Subsidiaries. The Manager does not receive separate compensation from the Subsidiaries for providing investment management or administrative services. However, the Funds pay the Manager based on the Funds’ net assets, which includes the assets of the Subsidiaries.

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to Multi-Asset Real Return, the Manager has also entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), which is also an affiliate of the Manager. The Manager pays BIL and BRS, as applicable, for services they provide a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the year ended July 31, 2015, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Investor A	Investor C	Total
Multi-Asset Real Return	$11,025	$22,344	$33,369
Strategic Risk Allocation	$3,663	$6,372	$10,035

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended July 31, 2015, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statements of Operations:

	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$312	$273	$193	$778
Strategic Risk Allocation	$238	$98	$48	$384

For the year ended July 31, 2015, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$44,716	$6,823	$2,655	$54,194
Strategic Risk Allocation	$2,367	$2,511	$489	$5,367

Effective January 1, 2015, the Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Funds. The administration fee, which is shown as administration in the

BLACKROCK FUNDS	JULY 31, 2015	43

Notes to Consolidated Financial Statements (continued)

Consolidated Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Consolidated Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

Prior to January 1, 2015, BNY Mellon Investment Servicing (U.S.) Inc. (“BNYMIS”) and the Manager acted as co-administrators for the Funds. For these services, the co-administrators received an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Consolidated Statements of Operations, was paid at the annual rates shown below. In addition, each of the share classes was charged an administration fee, which is shown as administration — class specific in the Consolidated Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee - Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the year ended July 31, 2015, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Consolidated Statements of Operations:

Multi-Asset Real Return	$45,381
Strategic Risk Allocation	$16,275

For the year ended July 31, 2015, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$14,708	$1,003	$496	$16,207
Strategic Risk Allocation	$6,557	$318	$136	$7,011

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived and administration fees waived — class specific in the Consolidated Statements of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2015 unless approved by the Board, including a majority of the independent trustees. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C
Multi-Asset Real Return	0.80%	1.05%	1.80%
Strategic Risk Allocation	1.00%	1.25%	2.00%

These amounts waived or reimbursed are included in fees waived by the Manager and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Consolidated Statements of Operations. For the year ended July 31, 2015, the amounts included in fees waived by the Manager were as follows:

Multi-Asset Real Return	$108,290
Strategic Risk Allocation	$142,754

44	BLACKROCK FUNDS	JULY 31, 2015

Notes to Consolidated Financial Statements (continued)

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$14,665	$1,003	$494	$16,162
Strategic Risk Allocation	$6,491	$318	$133	$6,942

Transfer Agent Fees Waived	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$313	$273	$192	$778
Strategic Risk Allocation	$235	$98	$46	$379

Transfer Agent Fees Reimbursed	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$41,705	$6,371	$2,415	$50,491
Strategic Risk Allocation	$1,962	$2,380	$425	$4,767

If during the Funds’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On July 31, 2015, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2016	2017
Multi-Asset Real Return
Fund Level	$115,838	$112,927
Institutional	$25,915	$56,679
Investor A	$2,291	$7,648
Investor C	$1,234	$3,102
Strategic Risk Allocation
Fund Level	$162,792	$151,290
Institutional	$6,828	$8,688
Investor A	$641	$2,796
Investor C	$480	$603

The following Fund level and class specific waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on July 31, 2015:

	Fund Level	Institutional	Investor A	Investor C
Multi-Asset Real Return	$141,165	$1,543	$184	$47
Strategic Risk Allocation	$148,224	$3,482	$235	$108

For the year ended July 31, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

Multi-Asset Real Return	$1,497
Strategic Risk Allocation	$1,039

For the year ended July 31, 2015, affiliates received CDSCs as follows:

	Investor A	Investor C
Multi-Asset Real Return	$744	$3,086

BLACKROCK FUNDS	JULY 31, 2015	45

Notes to Consolidated Financial Statements (continued)

The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Consolidated Statements of Operations. For the year ended July 31, 2015, Multi-Asset Real Return paid BIM $259 for securities lending agent services.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Consolidated Statements of Operations.

7. Purchases and Sales:

For the year ended July 31, 2015, purchases and sales of investments, excluding short-term securities were as follows:

Purchases	Multi-Asset Real Return	Strategic Risk Allocation
Non-U.S. Government Securities	$14,320,896	$13,556,287
U.S. Government Securities	13,562,017	—

Total Purchases	$27,882,913	$13,556,287

Sales	Multi-Asset Real Return	Strategic Risk Allocation
Non-U.S. Government Securities	$21,121,223	$444,264
U.S. Government Securities	5,212,613	—

Total Sales	$26,333,836	$444,264

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for the two years ended July 31, 2015 and the period ended July 31, 2013. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

46	BLACKROCK FUNDS	JULY 31, 2015

Notes to Consolidated Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of July 31, 2015, the following permanent differences attributable to foreign currency transactions, the sale of stock of passive foreign investment companies, accounting for swap agreements, income recognized from investments in partnerships and the characterization of income/losses from a wholly owned foreign subsidiary were reclassified to the following accounts:

	Multi-Asset Real Return	Strategic Risk Allocation
Paid-in capital	$(4,983,077)	—
Undistributed net investment income	$275,785	$2,000,893
Accumulated net realized loss	$4,707,292	$(2,000,893)

The tax character of distributions paid was as follows:

		Multi-Asset Real Return	Strategic Risk Allocation
Ordinary income	7/31/15	$2,591,182	$1,070,045
	7/31/14	484,735	1,000,000
Long-term capital gains	7/31/15	181,894	—

Total	7/31/15	$2,773,076	$1,070,045

	7/31/14	$484,735	$1,000,000

As of July 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

	Multi-Asset Real Return	Strategic Risk Allocation
Undistributed ordinary income	$337,008	$1,002,823
Capital loss carryforwards	(201,973)	—
Net unrealized losses[1]	(42,891)	(1,199,311)
Qualified late-year losses[2]	(21,123)	(113,193)
Total	$71,021	$(309,681)

[1]

The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the accounting for swap agreements, the timing and recognition of partnership income and the investment in wholly owned subsidiaries.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2015, Multi-Asset Real Return had a capital loss carryforward of $201,973, with no expiration dates, available to offset future realized capital gains.

During the year ended July 31, 2015, Strategic Risk Allocation utilized $126,296 of its capital loss carryforward.

As of July 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Multi-Asset Real Return	Strategic Risk Allocation
Tax cost	$62,522,622	$38,345,757

Gross unrealized appreciation	$3,304,110	$113,984
Gross unrealized depreciation	(2,127,745)	(1,365,040)

Net unrealized appreciation (depreciation)	$1,176,365	$(1,251,056)

BLACKROCK FUNDS	JULY 31, 2015	47

Notes to Consolidated Financial Statements (continued)

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Prior to November 25, 2014, the aggregate commitment amount was $1.1 billion, of which the Participating Funds, including the Funds, could borrow up to $650 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2015, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2015		Year Ended July 31, 2014
Multi-Asset Real Return	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,762,567	$27,927,767	6,543,666	$67,658,896
Shares issued in reinvestment of distributions	85,894	834,881	13,735	140,916
Shares redeemed	(2,737,572)	(27,070,579)	(1,578,527)	(16,556,251)

Net increase	110,889	$1,692,069	4,978,874	$51,243,561

48	BLACKROCK FUNDS	JULY 31, 2015

Notes to Consolidated Financial Statements (concluded)

	Year Ended July 31, 2015		Year Ended July 31, 2014
Multi-Asset Real Return (concluded)	Shares	Amount	Shares	Amount

Investor A
Shares sold	155,266	$1,591,010	887,110	$9,483,968
Shares issued in reinvestment of distributions	12,726	123,436	4,080	41,776
Shares redeemed	(762,189)	(7,914,129)	(37,860)	(401,380)

Net increase (decrease)	(594,197)	$(6,199,683)	853,330	$9,124,364

Investor C
Shares sold	55,003	$555,355	218,668	$2,297,974
Shares issued in reinvestment of distributions	6,861	66,138	1,445	14,731
Shares redeemed	(67,026)	(660,313)	(26,742)	(281,481)

Net increase (decrease)	(5,162)	$(38,820)	193,371	$2,031,224

Total Net Increase (Decrease)	(488,470)	$(4,546,434)	6,025,575	$62,399,149

Strategic Risk Allocation
Institutional
Shares sold	1,124,130	$11,494,501	85,934	$819,969
Shares issued in reinvestment of distributions	2,482	24,495	3,190	29,857
Shares redeemed	(157,069)	(1,573,355)	(43,453)	(424,370)

Net increase	969,543	$9,945,641	45,671	$425,456

Investor A
Shares sold	118,385	$1,207,729	75,618	$745,267
Shares issued in reinvestment of distributions	4,654	45,839	1,417	13,269
Shares redeemed	(41,191)	(413,225)	(16,248)	(158,256)

Net increase	81,848	$840,343	60,787	$600,280

Investor C
Shares sold	102,446	$1,032,359	9,724	$94,045
Shares issued in reinvestment of distributions	1,984	19,449	1,060	9,896
Shares redeemed	(57,989)	(577,579)	(3,768)	(37,052)

Net increase	46,441	$474,229	7,016	$66,889

Total Net Increase	1,097,832	$11,260,213	113,474	$1,092,625

At July 31, 2015, shares owned by BlackRock HoldCo 2, Inc., an affiliate of Strategic Risk Allocation, were as follows:

	Institutional	Investor A	Investor C
Shares	2,504,182	2,509	2,509

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

BLACKROCK FUNDS	JULY 31, 2015	49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Multi-Asset Real Return Fund and BlackRock Strategic Risk Allocation Fund:

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of BlackRock Multi-Asset Real Return Fund and BlackRock Strategic Risk Allocation Fund, each a series of BlackRock Funds (collectively the “Funds”), as of July 31, 2015, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Multi-Asset Real Return Fund and BlackRock Strategic Risk Allocation Fund of BlackRock Funds as of July 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

September 23, 2015

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended July 31, 2015:

	Payable Date	Multi-Asset Real Return	Strategic Risk Allocation
Qualified Dividend Income for Individuals[1]	12/31/14	8.45%	—
Dividends Qualifying for the Dividend Received Deduction for Corporations[1]	12/31/14	5.44%	—
Federal Obligation Interest[2]	12/31/14	—	2.42%
Interest-Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents[3]	12/31/14	47.85%	8.18%

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you contact your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[3]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, Multi-Asset Real Return distributed long-term capital gains of $0.024293 per share to shareholders of record on December 29, 2014.

50	BLACKROCK FUNDS	JULY 31, 2015

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 21, 2015 (the “April Meeting”) and May 18-20, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Multi-Asset Real Return Fund (“Multi-Asset Real Return Fund”) and BlackRock Strategic Risk Allocation Fund (“Strategic Risk Allocation Fund,” and together with Multi-Asset Real Return Fund, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL”) with respect to Multi-Asset Real Return Fund (the “BIL Multi-Asset Real Return Fund Sub-Advisory Agreement”), the sub-advisory agreement between the Manager and BlackRock (Singapore) Limited (“BRS,” and together with BIL, the “Sub-Advisors”) with respect to Multi-Asset Real Return Fund (the “BRS Multi-Asset Real Return Fund Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BIL with respect to Strategic Risk Allocation Fund (the “BIL Strategic Risk Allocation Fund Sub-Advisory Agreement”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The BIL Multi-Asset Real Return Fund Sub-Advisory Agreement, the BRS Multi-Asset Real Return Fund Sub-Advisory Agreement and the BIL Strategic Risk Allocation Fund Sub-Advisory Agreement are referred to herein as the “Sub-Advisory Agreements.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Trust’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business. With respect to funds pursuing an alternative investment strategy, the Board has been engaged in an iterative process with BlackRock to identify the most appropriate performance benchmarks and metrics by which the Board should measure the funds’ performance.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; sub-advisory and advisory relationships with other clients (including mutual funds sponsored by

BLACKROCK FUNDS	JULY 31, 2015	51

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and certain performance metrics; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund, the Sub-Advisory Agreement between the Manager and BIL with respect to Multi-Asset Real Return Fund, the Sub-Advisory Agreement between the Manager and BRS with respect to Multi-Asset Real Return Fund and the Sub-Advisory Agreement between the Manager and BIL with respect to Strategic Risk Allocation Fund, each for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, securities lending and cash management, services related to the valuation and pricing of the portfolio holdings of each Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

52	BLACKROCK FUNDS	JULY 31, 2015

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category and certain performance metrics. With respect to funds pursuing an alternative investment strategy, the Board has been engaged in an iterative process with BlackRock to identify the most appropriate performance benchmarks and metrics by which the Board should measure the funds’ performance. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-year and since-inception periods reported, Multi-Asset Real Return Fund ranked in the fourth and third quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods. The Board was informed that, among other things, the Fund generally underperformed peers with greater equity exposure and/or a higher quality/longer duration bias within fixed income, while outperforming those with greater exposure to commodities.

The Board noted that for each of the one-year and since-inception periods reported, Strategic Risk Allocation Fund ranked in the first and second quartiles, respectively, against its Lipper Performance Universe.

The Board also noted a comparison of the performance of each Fund relative to certain other performance metrics that reflect the Fund’s performance in light of its outcome-oriented objective. BlackRock believes that these additional performance metrics are appropriate given each Fund’s objective.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

BLACKROCK FUNDS	JULY 31, 2015	53

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that Multi-Asset Real Return Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to waive its management fee on assets attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates.

The Board noted that Strategic Risk Allocation Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Funds. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client

54	BLACKROCK FUNDS	JULY 31, 2015

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund, the Sub-Advisory Agreement between the Manager and BIL with respect to Multi-Asset Real Return Fund, the Sub-Advisory Agreement between the Manager and BRS with respect to Multi-Asset Real Return Fund and the Sub-Advisory Agreement between the Manager and BIL with respect to Strategic Risk Allocation Fund, each for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and, as applicable, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS	JULY 31, 2015	55

Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 158 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 158 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 158 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	109 RICs consisting of 234 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 158 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; President London Center for Policy Research since 2012; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 158 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 158 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 158 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 158 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 158 Portfolios	None

56	BLACKROCK FUNDS	JULY 31, 2015

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate since 2001; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014.	33 RICs consisting of 158 Portfolios	None
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 158 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 158 Portfolios	None

[1]    The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

[3]    Date shown is the earliest date a person has served for the Trust. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Trust’s board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustees[4]
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	109 RICs consisting of 234 Portfolios	None
[4] Ms. Novick is an “interested person,” as defined in the 1940 Act, of the Trust based on her positions with BlackRock and its affiliates.

BLACKROCK FUNDS	JULY 31, 2015	57

Officers and Trustees (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 18, 2015, Ian MacKinnon resigned as a Trustee of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Limited Edinburgh, United Kingdom EH3 8BL BlackRock (Singapore) Limited[1] 079912 Singapore	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

[1]	For Multi-Asset Real Return.

58	BLACKROCK FUNDS	JULY 31, 2015

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	JULY 31, 2015	59

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

60	BLACKROCK FUNDS	JULY 31, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MRRSRA-7/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Asset Real Return Fund	$19,925	$19,750	$0	$0	$15,657	$15,350	$0	$0
BlackRock Strategic Risk Allocation Fund	$32,800	$32,625	$0	$0	$13,107	$12,850	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

2

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Asset Real Return Fund	$15,657	$15,350
BlackRock Strategic Risk Allocation Fund	$13,107	$12,850

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

3

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-
3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) – Open-End and ETF Proxy Voting Policy

(a)(5) – Global Corporate Governance and Engagement Principles

(b) Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 1, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: October 1, 2015

5